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                                                                    EXHIBIT 10.6

                               TRANSGENOMIC, INC.
                              AMENDED AND RESTATED
                             1997 STOCK OPTION PLAN

                                    ARTICLE I

                                NAME AND PURPOSES

         Section 1.1. NAME. The name of the plan shall be the Transgenomic, Inc. 1997 Stock Option Plan (the "Plan"). The Plan was originally adopted as of the Effective Date set forth in Section 11.3 hereof and is hereby amended and restated as provided herein as of the 1st day of December, 1997.

         Section 1.2. PURPOSE. The purpose of the Plan is to enable the Employees, directors and Advisors of Transgenomic, Inc. (the "Company") to share in the growth and prosperity of the Company by encouraging stock ownership by Employees, directors and Advisors and to assist the Company to obtain and retain key management personnel. Either Incentive Stock Options or Nonqualified Stock Options may be granted to Employees of the Company under the Plan but only Nonqualified Stock Options may be granted to Non-Employee Directors and Advisors under the Plan.

                                   ARTICLE II

                                   DEFINITIONS

         "ADVISOR" means a person who is not an employee of the Company but who has agreed to serve as a source of information and advice regarding scientific, technical or other matters relating to the Company's business and products.

          "BOARD" means the Board of Directors of the Company.

         "CAUSE" means conduct involving fraud, gross negligence, breach of a fiduciary duty or criminal activity.

         "CHANGE OF CONTROL" means the approval by the Company's shareholders of
(a) a merger or consolidation of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving corporation and which does not result in any capital reorganization or reclassification or other change in the Company's then outstanding shares of common stock); (b) a sale or disposition of all or substantially all of the Company's assets; or (c) a plan of liquidation or dissolution of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the Compensation Committee of the Board. If the Board does not have a Compensation Committee, the Board shall constitute the Compensation Committee.

         "COMPANY" means Transgenomic, Inc., a Delaware corporation, and its successors.


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         "COMPANY STOCK" means shares of the common stock, par value $.01 per share, of the Company.

         "EMPLOYEE" means any person employed by the Company as an employee and not as an independent contractor.

         "EXCHANGE ACT" means the Securities and Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" means the fair market value of the Company Stock as of the relevant time under this Agreement. If the Company Stock is not publicly traded, Fair Market Value shall be reasonably determined by the Committee. If the Company Stock is publicly traded, then the Fair Market Value will be equal to the average of the closing sales price per share for the five trading days immediately preceding the date of the determination.

         "INCENTIVE STOCK OPTION" means any stock option granted to an Employee under the Plan, which the Committee intends at the time it is granted to be an incentive stock option within the meaning of Section 422 of the Code.

         "NON-EMPLOYEE DIRECTOR" means any person who is a member of the Board but is not an Employee of the Company and has not been an Employee of the Company or any subsidiary of the Company at any time during the preceding 12 months. Service as a director does not in itself constitute employment for purposes of this definition.

         "NONQUALIFIED STOCK OPTION" means any stock option granted to an Employee, Non-Employee Director or Advisor under the Plan which is not a stock option within the meaning of Section 422 of the Code.

         "OPTIONEE" is any Employee, Non-Employee Director or Advisor who has been granted Options under the Plan.

         "OPTIONS" mean Nonqualified Stock Options and Incentive Stock Options.

         "PARTICIPANT" means any Employee, Non-Employee Director or Advisor who meets the requirements for participation in the Plan as described in Article III.

         "PERMANENT AND TOTAL DISABILITY" means, as determined by the Committee, an illness or injury of a potentially permanent nature, expected to last for a continuous period of at least 12 months, certified by a physician selected by or satisfactory to the Committee, which prevents the Participant from engaging in any occupation for wage or profit for which the Participant is reasonably fitted by training, education or experience.

         "QUALIFYING STOCK" means Company Stock which has been owned by an Employee for at least six months prior to the date of exercise of an Option and has not been used in a stock-for-stock swap transaction within the preceding six months.


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                                   ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

         Every Employee, Non-Employee Director and Advisor shall be eligible to become a Participant in the Plan. Only Employees shall be eligible for the Incentive Stock Options, and Employees, Non-Employee Directors and Advisors shall be eligible for the Nonqualified Stock Options. The Committee shall determine the number and type of Options granted and Participants to receive awards under the Plan.

                                   ARTICLE IV

                                OPTION CONDITIONS

         Section 4.1. NO OPTION COMBINATIONS. Options under the Plan may only be granted as either Incentive Stock Options or as Nonqualified Stock Options dependent upon whether the Participant is an Employee, a Non-Employee Director or an Advisor. Incentive Stock Options may only be granted to Employees, and Nonqualified Stock Options may be granted to Employees, Non-Employee Directors or Advisors.

         Section 4.2. OPTION CONDITIONS. Without limiting the Committee's authority, the Committee may make the grant of Options conditional upon an election by a Participant to defer payment of a portion of his or her compensation and subject to any condition or conditions consistent with the terms of the Plan that the Committee in its sole discretion may determine.

         Section 4.3. COMMITTEE MEMBERS. Voting members of the Committee shall neither receive any Option pursuant to the Plan while serving on the Committee unless such an Option is a formula award within the meaning of Rule 16b-3 under the Exchange Act nor have received any such Option or any other grant or award of equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates or subsidiaries at any time within one year prior to his or her service on the Committee or, if different, for the time period necessary to fulfill the then current requirements of Rule 16b-3 under the Exchange Act. However, provided that, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3 of the Exchange Act, then the Board may appoint a new Committee so as to comply with Rule 16b-3.

         Section 4.4. EFFECTIVE DATE OF PRIOR SECTION. Section 4.3 hereof shall take effect on the day following the date on which a registration statement filed by the Company with the Securities and Exchange Commission is first declared effective under the Securities Act of 1933, as amended.


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                                    ARTICLE V

                          COMPANY STOCK SUBJECT TO PLAN

         The total number of Company Stock for which Options may be granted under the Plan shall not exceed 4,000,000 shares of Company Stock subject always to the provisions of Article VIII. The Company Stock issued under the Plan may be authorized and unissued shares or treasury shares.

         In the event that any outstanding Option issued pursuant to the Plan shall expire or terminate, additional Options for the number of shares of Company Stock which were subject to such expired or terminated Options may be granted under the Plan. In addition, if shares of Company Stock are used by an Optionee to pay all or a part of the exercise price of any Option (or applicable withholding taxes), additional Options for the number of shares of Company Stock so used may be granted under the Plan, including Replacement Options granted under Section 6.3 hereof.

                                   ARTICLE VI

                                     OPTIONS

         Section 6.1. TERMS OF OPTIONS. (a) The Committee from time to time may grant Options. Each Option granted shall be embodied in a written agreement between the Company and the Participant in such form and containing such provisions as the Committee from time to time shall deem appropriate, consistent with the requirements of the Plan and this Amendment. Option agreements need not be identical, and the Option agreement shall specify whether or not an Option is an Incentive Stock Option.

         (b) The exercise price for each Option granted under the Plan shall be fixed by the Committee in good faith, but in no event shall the exercise price of any Incentive Stock Option be less than 100% of the Fair Market Value of the Company Stock on the date such Incentive Stock Option is granted.

         (c) The Committee shall fix the term or duration of all Options issued under this Plan, provided that such term shall not exceed ten years after the date on which the Option was granted.

         (d) At all times during the period beginning on the date of the grant of an Incentive Stock Option and ending on the day three months before the date of the exercise of such Incentive Stock Option, the Optionee must be an Employee of the Company. Options designated as Incentive Stock Options that fail to meet the requirements of Section 422 of the Code shall be redesignated as Nonqualified Stock Options for federal income tax purposes automatically without further action by the Committee on the date of such failure to continue to meet the requirements of Section 422 of the Code.


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         Section 6.2. TRANSFERABILITY OF OPTIONS. Options shall not be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and during the Participant's lifetime such Options shall be exercisable only by the Participant.

         Section 6.3. REPLACEMENT OPTION. The Committee may grant a replacement option (a "Replacement Option") to any Employee who exercises all or part of an Option granted under this Plan using Qualifying Stock as payment for the exercise price. A Replacement Option shall grant to the Employee the right to purchase, at a price not less than the Fair Market Value of the Company Stock as of the date of said grant, the number of shares of stock equal to the sum of the number of whole shares (i) used by the Employee in payment of the exercise price for the Option which was exercised and (ii) used by the Employee in connection with applicable withholding taxes on such transaction. A Replacement Option may not be exercised for six months following the date of grant, and shall expire on the same date as the Option which it replaces.

                                   ARTICLE VII

                                 ADMINISTRATION

         Section 7.1. AUTHORITY OF THE COMMITTEE. (a) The Plan shall be administered by the Committee. A majority vote of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee for the purposes of this Plan.

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the terms of all Options granted under the Plan, including, without limitation, the purchase price, if any, the Participants to whom and the time or times at which Options shall be granted, when an Option can be exercised and whether in whole or in installments, and the number of shares covered by an Option and to interpret the Plan and to make all other determinations deemed advisable for the administration of the Plan. All determinations of the Committee shall be made by not less than a majority of its members. The Committee may designate Employees of the Company to assist the Committee in the administration of the Plan and may grant authority to such persons to execute Option agreements or other documents on behalf of the Committee.

         (c) The Committee may make such rules and regulations and establish such procedures as it deems appropriate for the administration of the Plan.

         (d) In the event of a disagreement as to the interpretation of the Plan or any amendment hereto or any rule, regulation or procedure thereunder or as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any benefit granted under it.

         Section 7.2. PAYMENT FOR OPTIONS. Payment in full for the number of shares purchased under any Option shall be made to the Company at the time of such exercise. The Committee, in its discretion, may provide that any Option by its terms may permit a Participant to elect, subject to Committee approval, to pay for an exercised Option in any combination of cash and Company


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Stock. Shares of Company Stock used to pay all or a part of the exercise price of an Option will be valued at their Fair Market Value on the date of the exercise of the Option.

                                  ARTICLE VIII

                        ADJUSTMENT UPON CHANGES OF STOCK

         If any change is made with respect to the Company Stock by reason of any stock dividend, stock split or combination of shares, appropriate adjustments shall be made by the Committee to the maximum number of shares subject to the Plan and the number of shares and price per share of Company Stock subject to each outstanding Option. No fractional shares of Company Stock resulting from any such adjustment shall be issued upon exercise of an Option, but the Fair Market Value of any such fractional share shall be paid in cash upon such exercise.

                                   ARTICLE IX

                           EFFECT OF CORPORATE CHANGES

         An Optionee shall not have any additional right to exercise any outstanding Options, whether or not vested, in whole or in part, solely by reason of any Change of Control, merger, consolidation, reorganization, recapitalization, exchange of shares, or change in corporate structure (including an initial public offering), than such Optionee had prior to such an event. If a Change of Control, merger, consolidation, reorganization, recapitalization, exchange of shares, or change in corporate structure (including an initial public offering) shall occur, the Committee may, but shall not be required to, accelerate or adjust the vesting of Options, solely at the discretion of the Committee and subject to the terms of the Plan.

                                    ARTICLE X

                             TERMINATION OF OPTIONS

         Section 10.1. DEATH OF OPTIONEE. (a) If the Optionee shall die at any time after the date an Option is granted and prior to any termination thereof, the executor or administrator of the estate of the Optionee or the person or persons to whom the Option shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution shall have the right, during the period ending one year after the date of the Optionee's death, to exercise the Option to the extent that it was exercisable at the date of death and shall not have been exercised. Any Options not exercised within said time period shall terminate and all rights thereunder shall cease. In the event of the Optionee's death, any Options not vested as of the date of the Optionee's death shall become immediately vested; provided, however, that the Optionee was continuously employed by the Company, or continuously served on the Board or as an Advisor, for at least three years, or such shorter period as the Committee determines in its sole discretion.

         (b) Notwithstanding the foregoing, no transfer of an Option by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such


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other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

         Section 10.2. PERMANENT AND TOTAL DISABILITY. If the Optionee becomes Permanently and Totally Disabled at any time after the date an Option is granted and prior to any termination thereof, the Optionee (or in the case of the Optionee becoming mentally incapacitated, his guardian or legal representative) shall have the right, during a period ending one year after such Permanent and Total Disability, to exercise the Option to the extent that it was exercisable at the date of such Permanent and Total Disability and shall not have been exercised. Any Options not exercised within said time period shall terminate and all rights thereunder shall cease. In the event of the Optionee's Permanent and Total Disability, any Options not vested as of the date of the Optionee's Permanent and Total Disability shall become immediately vested; provided, however, that the Optionee was continuously employed by the Company, or continuously served on the Board or as an Advisor, for at least three years, or such shorter period as the Committee determines in its sole discretion.

         Section 10.3. OTHER. (a) In the event of an Optionee's termination of employment with the Company or from the Board or as an Advisor, or in the event an Optionee's employment is terminated for any reason other than death or Permanent and Total Disability, any Options not vested as of the date of the Optionee's resignation or termination shall immediately terminate and all rights thereunder shall cease unless the Committee determines otherwise in its sole discretion.

         (b) If the Optionee's employment or directorship with the Company or service as an Advisor is terminated by the Company for Cause, the Optionee's right to exercise an Option, whether or not vested, shall immediately terminate and all rights thereunder shall cease unless the Committee determines otherwise in its sole discretion.

                                   ARTICLE XI

                                  MISCELLANEOUS

         Section 11.1. RIGHTS OF EMPLOYEES AND NON-EMPLOYEE DIRECTORS. Neither this Plan nor any Option granted hereunder shall confer upon any Employee or Non-Employee Director any right to continue to serve as an employee or director of the Company.

         Section 11.2. WITHHOLDING. The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments. With respect to any such withholding:

                  (a) Each Participant shall take whatever action that the Committee deems appropriate to comply with the law regarding withholding of federal, state and local taxes.

                  (b) When a Participant is obligated to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Option, the Committee may, in its discretion and subject to such rules as it may adopt, permit the Participant to satisfy this obligation, in whole or in part, either (i) by having the Company


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         withhold from the shares to be issued upon the exercise of an Option or
         (ii) by delivering to the Company already-owned shares to satisfy the withholding amount.

         Section 11.3. EFFECTIVE DATE. This Plan is effective on June 27, 1997 ("Effective Date"). Options hereunder may be granted at any time subject to the limitations contained within the Plan. No Company Stock may be issued unless the Plan is approved by a vote of the holders of a majority, or as otherwise provided in the Company's First Amended and Restated Articles of Incorporation, of the outstanding shares of the Company's common stock at a meeting of the stockholders of the Company held within 12 months following the Effective Date.

                                   ARTICLE XII

                                  MISCELLANEOUS

         Section 12.1. AMENDMENT. The Board may amend the Plan from time to time as it deems desirable or as necessitated by any applicable rules and regulations and such amendments shall include the ability of the Board to amend the Plan and, with shareholder approval, to increase the number of shares subject to the Plan; provided, however, the Plan may not be amended to decrease the price at which Incentive Stock Options may be granted. Any amendment to the Plan shall not apply to (i) Options granted to Non-Employee Directors prior to the effective date of the amendment or (ii) Options granted to Employees or Advisors that have vested prior to the effective date of the amendment unless, in either case, it has been otherwise agreed to, in writing, by the Committee and the affected Plan Participant.

         Section 12.2. TERMINATION OF PLAN. The Board may, in its discretion, terminate the Plan at any time, but no such termination shall deprive Participants of their rights under outstanding Options.

         Section 12.3. GOVERNING LAW. This Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

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